SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 26, 2015

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On July 29, 2015, Pacific Ethanol, Inc. (the “Company”) issued a press release announcing certain results of operations for the three and six months ended June 30, 2015. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K is not incorporated by reference into any filings of Pacific Ethanol, Inc. made under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 8.01.       Other Events.

On July 26, 2015, the Company settled all of its outstanding litigation with the Aurora Cooperative Elevator Company (“ACEC”). The Company, through subsidiaries acquired in its merger transaction with Aventine Renewable Energy Holdings, Inc. (“Aventine”), became involved in various pending lawsuits with ACEC that pre-dated the Aventine merger. The Company and ACEC agreed to dismiss all lawsuits with prejudice with no admission of fault or liability by the parties, and to release the alleged option held by ACEC to repurchase the land upon which the Company’s 110 million gallon ethanol production facility in Aurora, Nebraska is located (the “Aurora West Facility”). In addition, the parties agreed to terminate the grain supply, marketing and various other agreements between them or their subsidiaries. Under the terms of the settlement, the Company and ACEC will each bear its own costs and fees associated with the lawsuits and the settlement. The Company and ACEC agreed to continue to work together to amend or replace certain real property easements currently in place to ensure continued mutual access by both parties to a system of rails, rail switches, roads, electrical improvements, and utilities already constructed near the Aurora West Facility.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description
99.1	Press Release dated July 29, 2015

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2015	PACIFIC ETHANOL, INC.

By: /S/ BRYON T. MCGREGOR
Bryon T. McGregor
Chief Financial Officer

3

EXHIBITS FILED WITH THIS REPORT

Number	Description
99.1	Press Release dated July 29, 2015

4